Vanguard Federal Money Market Fund

Supplement to the Prospectus Dated December 23, 2009

Important Changes to Vanguard Federal Money Market Fund

Effective at the close of business on June 2, 2009, Vanguard Federal Money Market Fund (the “Fund”) will no longer open new accounts for individual investors, and it will no longer be available as a new investment option for defined contribution plans. In addition, the Fund will no longer open new accounts for, or accept additional investments from, any other financial advisor, intermediary, or institutional investors. There is no specific time frame for when the Fund will reopen.

During the Fund’s closed period, current retail shareholders may continue to purchase, exchange, or redeem shares of the Fund online, by telephone, or by mail.

The Fund may modify these transaction policies at any time and without prior notice to shareholders. You may call Vanguard for more detailed information about the Fund’s transaction policies. Participants in employer-sponsored plans may call Vanguard Participant Services at 800-523-1188. Investors in nonretirement accounts and IRAs may call Vanguard’s Investor Information Department at 800-662-7447.

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